SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Bio-Technology General Corp.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Wood Avenue South
Iselin, New Jersey	08830
(Address of Principal Executive Offices)	(Zip Code)

(732) 632-8800

(Registrant’s telephone number, including area code)

None.

(Former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                (a)           Financial Statements of Business Acquired.

                                                                None.

                                                (b)           Pro Forma Financial Information.

                                                                None.

                                                (c)           Exhibits.

99.1

Certification by Sim Fass pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Bio-Technology General Corp.’s Quarterly Report on Form 10-Q for the quarter ended June 20, 2002.

99.2

Certification by John A. Bond pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Bio-Technology General Corp.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

99.3

Certification by Yehuda Sternlicht pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Bio-Technology General Corp.’s Quarterly Report on Form 10-Q for the quarter ended June 20, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

                Attached hereto as Exhibits 99.1, 99.2 and 99.3 which are incorporated by reference herein, are the Certifications by Sim Fass, Chief Executive Officer of Bio-Technology General Corp. (the “Company”), John A. Bond, Senior Vice President–Finance and Treasurer of the Company and Yehuda Sternlicht, Vice President–Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 which have personally been signed and delivered to the Securities and Exchange Commission.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNOLOGY GENERAL CORP.
(Registrant)

By:	/s/ John A. Bond
John A. Bond
Senior Vice President-Finance and Treasurer

Dated: August 14,  2002